Exhibit 32.1

SECTION 1350 CERTIFICATION

(required by Section 906 of the

Sarbanes-Oxley Act of 2002)

In connection with the combined report on Form 10-K for the fiscal year ended December 31, 2005 of Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (the “Registrants”) as separately filed by each Registrant with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), each undersigned officer of each of the Registrants does hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of each of the Registrants to which it relates.

Dated:  March 7, 2006

/s/ Gary L. Rainwater
Gary L. Rainwater
Chief Executive Officer
(Principal Executive Officer)

/s/ Warner L. Baxter
Warner L. Baxter
Chief Financial Officer
(Principal Financial Officer)